Exhibit 99.1

FOR IMMEDIATE RELEASE
For More Information: Claire S. Bean, CFO & COO Northeast Bank, 500 Canal Street, Lewiston, ME 04240 207.786.3245 ext. 3202 www.northeastbank.com

Northeast Bancorp Reports Second Quarter Results, Declares Dividend

Lewiston, ME (January 30, 2014) – Northeast Bancorp (“Northeast” or the “Company”) (NASDAQ: NBN), a Maine-based full-service financial services company and parent of Northeast Bank (the “Bank”), today reported net income available to common shareholders of $1.4 million, or $0.13 per diluted common share, for the quarter ended December 31, 2013, compared to net income available to common shareholders of $1.3 million, or $0.12 per diluted common share, for the quarter ended December 31, 2012. Net income available to common shareholders for the six months ended December 31, 2013 was $1.7 million, compared to $2.2 million for the six months ended December 31, 2012.

The Board of Directors has declared a cash dividend of $0.09 per share, payable on February 26, 2014 to shareholders of record as of February 12, 2014.

“Leveraging our capital and operational infrastructure remains our top priority,” said Richard Wayne, President and Chief Executive Officer of Northeast. “To that end, we have grown our loan portfolio by $66 million or 15% for our fiscal year to date, primarily as a result of growth in our LASG loan portfolio. The effect of steady loan growth, coupled with an increase in transactional income this quarter, increased our net interest margin to 5.16%. Looking forward, we are very excited that Jeanne Hulit, Acting Administrator of the SBA, will be joining us as President of our Community Banking Division. Jeanne’s commercial banking and managerial experience is a significant complement to our team, as we continue to execute on our growth strategy.”

At December 31, 2013, total assets were $732.6 million, an increase of $62.0 million, or 9.2%, compared to June 30, 2013. The principal components of the quarterly changes in the balance sheet follow:

1.              The loan portfolio grew by $66.3 million, or 15.2%, compared to June 30, 2013, principally due to net growth of $50.6 million in commercial loans purchased or originated by the Bank’s Loan Acquisition and Servicing Group (“LASG”) and $15.7 million of net growth in loans originated by the Bank’s Community Banking Division.  As has been discussed in the Company’s prior SEC filings, the Company made certain commitments to the Board of Governors of the Federal Reserve System in connection with the merger of FHB Formation LLC with and into the Company in December 2010.  The Company’s loan purchase capacity under these conditions follows.

Basis for Regulatory Condition	Condition	Purchased Loan Capacity at December 31, 2013
		(Dollars in millions)
Total Loans	Purchased loans may not exceed 40% of total loans	$43.3
Regulatory Capital	Commercial real estate loans may not exceed 300% of total risk-based capital	$159.3

An overview of the Bank’s LASG portfolio follows.

	Three Months Ended December 31,
	2013			2012
	Purchased	Originated	Total LASG	Purchased	Originated	Total LASG
	(Dollars in thousands)
Loans purchased or originated during the period:
Unpaid principal balance	$15,663	$17,138	$32,801	$47,295	$4,026	$51,321
Net investment basis	13,619	17,138	30,757	32,864	4,026	36,890

Loan returns during the period:
Yield	13.82%	5.14%	11.38%	13.34%	9.72%	12.96%
Total Return (1)	13.76%	5.14%	11.35%	15.95%	9.72%	15.30%

	Six Months Ended December 31,
	2013			2012
	Purchased	Originated	Total LASG	Purchased	Originated	Total LASG
	(Dollars in thousands)
Loans purchased or originated during the period:
Unpaid principal balance	$33,994	$43,564	$77,558	$89,568	$12,825	$102,393
Net investment basis	29,967	43,564	73,531	64,213	12,825	77,038

Loan returns during the period:
Yield	12.00%	5.37%	10.35%	14.09%	9.65%	13.64%
Total Return (1)	12.20%	5.37%	10.51%	16.53%	9.65%	15.83%

Total loans as of period end:
Unpaid principal balance	$212,767	$78,828	$291,595	$172,030	$15,937	$187,967
Net investment basis	177,435	78,868	256,303	133,724	15,945	149,669

(1) The total return on purchased loans represents scheduled accretion, accelerated accretion, gains on asset sales, and other noninterest income recorded during the period divided by the average invested balance, on an annualized basis.

2.              Deposits and borrowings increased by $51.9 million and $6.6 million, respectively, from June 30, 2013.  Growth in each was tied to the Company’s strategy for funding its loan growth, which includes a component of duration-matched funding for growth in longer-term assets such as residential mortgages.

Net income from continuing operations decreased by $51 thousand to $1.4 million for the quarter ended December 31, 2013, compared to $1.5 million for the quarter ended December 31, 2012.  Income for the quarter ended December 31, 2012 included $235 thousand of nonrecurring income relating to life insurance death benefits.  Operating results for the current quarter included the following additional items of significance:

1.              Net interest income increased by $2.0 million, or 27.8%, to $9.0 million for the quarter ended December 31, 2013 compared to the quarter ended December 31, 2012, primarily due to growth in the LASG loan portfolio. This result is evident in the net interest margin, which increased to 5.16% for the quarter ended December 31, 2013, compared to 4.28% for the quarter ended December 31, 2012.  The following table summarizes interest income and related yields recognized on the loan portfolios.

	Interest Income and Yield on Loans
	Three Months Ended December 31,
	2013			2012
	Average	Interest		Average	Interest
	Balance	Income	Yield	Balance	Income	Yield
	(Dollars in thousands)
Community Banking Division	$247,057	$3,284	5.27%	$257,837	$3,988	6.14%
LASG:
Originated	68,449	886	5.14%	13,631	334	9.72%
Purchased	175,469	6,112	13.82%	117,365	3,945	13.34%
Total LASG	243,918	6,998	11.38%	130,996	4,279	12.96%
Total	$490,975	$10,282	8.31%	$388,833	$8,267	8.44%

	Six Months Ended December 31,
	2013			2012
	Average	Interest		Average	Interest
	Balance	Income	Yield	Balance	Income	Yield
	(Dollars in thousands)
Community Banking Division	$244,880	$6,626	5.37%	$264,298	$7,920	5.94%
LASG:
Originated	57,828	1,566	5.37%	11,412	555	9.65%
Purchased	174,318	10,547	12.00%	100,420	7,133	14.09%
Total LASG	232,146	12,113	10.35%	111,832	7,688	13.64%
Total	$477,026	$18,739	7.79%	$376,130	$15,608	8.23%

The yield on purchased loans in each period shown was increased by unscheduled loan payoffs, which resulted in immediate recognition of the prepaid loans’ discount in interest income. The following table details the “total return” on purchased loans, which includes transactional income of $2.1 million for the quarter ended December 31, 2013, an increase of $206 thousand from the quarter ended December 31, 2012.  The following table summarizes the total return recognized on the purchased loan portfolio.

	Total Return on Purchased Loans
	Three Months Ended December 31,
	2013		2012
	Income	Return (1)	Income	Return (1)
	(Dollars in thousands)
Regularly scheduled interest and accretion	$4,014	9.02%	$2,859	9.57%
Transactional income:
Gains on loan sales	11	0.02%	817	2.74%
Gain on sale of real estate owned	—	0.00%	—	0.00%
Other noninterest income	—	0.00%	—	0.00%
Accelerated accretion and loan fees	2,098	4.72%	1,086	3.64%
Total transactional income	2,109	4.74%	1,903	6.37%
Total	$6,123	13.76%	$4,762	15.95%

	Six Months Ended December 31,
	2013		2012
	Income	Return (1)	Income	Return (1)
	(Dollars in thousands)
Regularly scheduled interest and accretion	$7,753	8.78%	$4,770	9.32%
Transactional income:
Gains on loan sales	227	0.26%	817	1.60%
Gain on sale of real estate owned	—	0.00%	473	0.92%
Other noninterest income	—	0.00%	36	0.07%
Accelerated accretion and loan fees	2,794	3.16%	2,363	4.62%
Total transactional income	3,021	3.42%	3,689	7.21%
Total	$10,774	12.20%	$8,459	16.53%

(1) The total return on purchased loans represents scheduled accretion, accelerated accretion, gains on asset sales, and other noninterest income recorded during the period divided by the average invested balance, on an annualized basis.

2.              Noninterest income decreased by $1.9 million for the quarter ended December 31, 2013, compared to the quarter ended December 31, 2012, principally due to the following:

•                  A decrease of $573 thousand in gain on sales of loans held for sale a volume-related difference that was principally the result of a significant increase in the proportion of residential mortgages held in portfolio.

•                  A decrease of $985 thousand in gain on sales of portfolio loans.  In the quarter ended December 31, 2012, the Company recognized $817 thousand on the sale of a purchased loan.

•                  A decrease of $242 thousand in bank-owned life insurance income.  In the quarter ended December 31, 2012, the Company received $235 thousand in life insurance death benefits.

3.              Noninterest expense increased by $197 thousand for the quarter ended December 31, 2013, compared to the quarter ended December 31, 2012, principally due to the following:

•                  An increase of $410 thousand in salaries and employee benefits, principally due to increased incentive compensation and increases in the cost of employee medical insurance benefits.

•                  An increase of $207 thousand in occupancy and equipment expense, principally due to the relocation of the Company’s Boston office in the second quarter of fiscal 2013.

•                  A decrease of $144 thousand in marketing expense, principally due to a reduction in deposit marketing in fiscal 2014.

•                  A decrease of $189 thousand in loan acquisition and collection expenses, principally due to a decreased level of loan purchases in the quarter ended December 31, 2013 when compared to the quarter ended December 31, 2012.

At December 31, 2013, nonperforming assets totaled $9.4 million, or 1.3% of total assets, as compared to $7.0 million, or 1.0% of total assets at June 30, 2013.  The increase in nonperforming assets during the six months ended December 31, 2013 was mainly comprised of three purchased loan relationships.

At December 31, 2013, the Company’s Tier 1 leverage ratio was 16.7%, a decrease from 17.8% at June 30, 2013, and the total risk-based capital ratio was 24.6%, a decrease from 27.5% at June 30, 2013.

Investor Call Information

Richard Wayne, Chief Executive Officer of Northeast Bancorp, and Claire Bean, Chief Financial Officer of Northeast Bancorp, will host a conference call to discuss second quarter earnings and business outlook at 11:00 a.m. Eastern Time on Friday, January 31, 2014. Investors can access the call by dialing 877.878.2762 and entering the following passcode: 50583197. The call will be available via live webcast, which can be viewed by accessing the Company’s website at www.northeastbank.com and clicking on the About Us - Investor Relations section. To listen to the webcast, attendees are encouraged to visit the website at least fifteen minutes early to register, download and install any necessary audio software. Please note there will also be a slide presentation that will accompany the webcast. For those who cannot listen to the live broadcast, a replay will be available online for one year at www.northeastbank.com.

About Northeast Bancorp

Northeast Bancorp (NASDAQ: NBN) is the holding company for Northeast Bank, a full-service bank headquartered in Lewiston, Maine. Northeast Bank offers traditional banking services through its Community Banking Division, which operates ten full-service branches and seven loan production offices that serve individuals and businesses located in western and south-central Maine, southern New Hampshire and southeastern Massachusetts. Northeast Bank’s Loan Acquisition and Servicing Group purchases and originates commercial loans for the Bank’s portfolio. ableBanking, a division of Northeast Bank, offers savings products to consumers online. Information regarding Northeast Bank can be found on its website at www.northeastbank.com.

Non-GAAP Financial Measure

In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures, including tangible common stockholders’ equity, tangible book value per share, and net operating earnings. Northeast’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates and real estate values; competitive pressures from other financial institutions; the effects of continuing weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers’ ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company’s financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

NORTHEAST BANCORP AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Dollars in thousands, except share and per share data)

	December 31, 2013	June 30, 2013
Assets
Cash and due from banks	$2,948	$3,238
Short-term investments	60,479	62,696
Total cash and cash equivalents	63,427	65,934
Available-for-sale securities, at fair value	114,717	121,597
Loans held for sale	6,826	8,594
Loans
Commercial real estate	292,802	264,448
Residential real estate	153,486	127,829
Construction	—	42
Commercial and industrial	43,699	29,720
Consumer	11,722	13,337
Total loans	501,709	435,376
Less: Allowance for loan losses	1,350	1,143
Loans, net	500,359	434,233
Premises and equipment, net	9,624	10,075
Real estate owned and other possessed collateral, net	3,211	2,134
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	5,721	5,721
Intangible assets, net	3,124	3,544
Bank owned life insurance	14,619	14,385
Other assets	10,997	4,422
Total assets	$732,625	$670,639
Liabilities and Stockholders’ Equity
Deposits
Demand	$47,015	$46,425
Savings and interest checking	93,394	90,970
Money market	88,156	84,416
Time	307,957	262,812
Total deposits	536,522	484,623
Federal Home Loan Bank advances	42,931	28,040
Wholesale repurchase agreements	15,290	25,397
Short-term borrowings	2,468	625
Junior subordinated debentures issued to affiliated trusts	8,352	8,268
Capital lease obligation	1,650	1,739
Other liabilities	11,029	8,145
Total liabilities	618,242	556,837
Commitments and contingencies	—	—
Stockholders’ equity
Preferred stock, $1.00 par value, 1,000,000 shares authorized; no shares issued and outstanding at December 31, 2013 and June 30, 2013	—	—
Voting common stock, $1.00 par value, 25,000,000 shares authorized; 9,551,531 and 9,565,680 shares issued and outstanding at December 31, 2013 and June 30, 2013, respectively	9,552	9,566
Non-voting common stock, $1.00 par value, 3,000,000 shares authorized; 880,963 shares issued and outstanding at December 31, 2013 and June 30, 2013	881	881
Additional paid-in capital	93,230	92,745
Retained earnings	12,358	12,524
Accumulated other comprehensive loss	(1,638)	(1,914)
Total stockholders’ equity	114,383	113,802
Total liabilities and stockholders’ equity	$732,625	$670,639

NORTHEAST BANCORP AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Dollars in thousands, except share and per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2013	2012	2013	2012
Interest and dividend income:
Interest on loans	$10,282	$8,267	$18,739	$15,608
Interest on available-for-sale securities	262	348	544	695
Other interest and dividend income	96	109	147	198
Total interest and dividend income	10,640	8,724	19,430	16,501
Interest expense:
Deposits	979	1,028	2,026	2,006
Federal Home Loan Bank advances	327	259	651	518
Wholesale repurchase agreements	98	161	192	380
Short-term borrowings	6	5	11	11
Junior subordinated debentures issued to affiliated trusts	192	191	385	384
Obligation under capital lease agreements	21	23	43	47
Total interest expense	1,623	1,667	3,308	3,346
Net interest and dividend income before provision for loan losses	9,017	7,057	16,122	13,155
Provision for loan losses	151	247	227	475
Net interest and dividend income after provision for loan losses	8,866	6,810	15,895	12,680
Noninterest income:
Fees for other services to customers	421	462	861	772
Net securities gains	—	—	—	792
Gain on sales of loans held for sale	341	914	880	1,670
Gain on sales of portfolio loans	13	998	230	998
(Loss) gain recognized on real estate owned and other repossessed collateral, net	(77)	—	(115)	451
Bank-owned life insurance income	116	358	234	481
Other noninterest income	21	13	34	56
Total noninterest income	835	2,745	2,124	5,220
Noninterest expense:
Salaries and employee benefits	4,253	3,843	8,885	7,483
Occupancy and equipment expense	1,311	1,104	2,625	2,123
Professional fees	323	399	749	822
Data processing fees	256	220	513	432
Marketing expense	103	247	139	429
Loan acquisition and collection expense	290	479	763	933
FDIC insurance premiums	117	122	227	239
Intangible asset amortization	210	265	420	530
Legal settlement recovery	—	—	(250)	—
Other noninterest expense	751	738	1,395	1,368
Total noninterest expense	7,614	7,417	15,466	14,359
Income from continuing operations before income tax expense	2,087	2,138	2,553	3,541
Income tax expense	676	676	832	1,121
Net income from continuing operations	1,411	1,462	1,721	2,420
Income from discontinued operations before tax (benefit) expense	(27)	84	(12)	198
Income tax (benefit) expense	(9)	29	(4)	68
Net (loss) income from discontinued operations	(18)	55	(8)	130
Net income	$1,393	$1,517	$1,713	$2,550
Net income available to common stockholders	$1,393	$1,259	$1,713	$2,195
Weighted-average shares outstanding:
Basic	10,432,833	10,383,441	10,436,673	10,383,441
Diluted	10,432,833	10,383,441	10,436,673	10,383,441
Earnings per common share:
Basic:
Income from continuing operations	$0.13	$0.11	$0.16	$0.20
Income from discontinued operations	—	0.01	—	0.01
Net Income	$0.13	$0.12	$0.16	$0.21
Diluted:
Income from continuing operations	$0.13	$0.11	$0.16	$0.20
Income from discontinued operations	—	0.01	—	0.01
Net Income	$0.13	$0.12	$0.16	$0.21
Cash dividends declared per common share	$0.09	$0.09	$0.18	$0.18

NORTHEAST BANCORP AND SUBSIDIARY

CONSOLIDATED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(Unaudited)

(Dollars in thousands)

	Three Months Ended December 31,
	2013			2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets:
Interest-earning assets:
Investment securities (1)	$116,888	$262	0.89%	$135,663	$348	1.02%
Loans (2) (3)	490,975	10,282	8.31%	388,833	8,267	8.44%
Regulatory stock	5,721	48	3.33%	5,473	32	2.32%
Short-term investments (4)	79,049	48	0.24%	123,850	77	0.25%
Total interest-earning assets	692,633	10,640	6.09%	653,819	8,724	5.29%
Cash and due from banks	3,053			2,922
Other non-interest earning assets	36,222			38,253
Total assets	$731,908			$694,994

Liabilities & Stockholders’ Equity:
Interest-bearing liabilities:
NOW accounts	$58,987	$40	0.27%	$54,733	$37	0.27%
Money market accounts	86,245	114	0.52%	52,558	66	0.50%
Savings accounts	33,540	12	0.14%	31,100	11	0.14%
Time deposits	309,790	813	1.04%	294,640	914	1.23%
Total interest-bearing deposits	488,562	979	0.80%	433,031	1,028	0.94%
Short-term borrowings	2,397	6	0.99%	1,063	5	1.87%
Borrowed funds	59,941	446	2.95%	78,782	443	2.23%
Junior subordinated debentures	8,331	192	9.14%	8,165	191	9.28%
Total interest-bearing liabilities	559,231	1,623	1.15%	521,041	1,667	1.27%

Non-interest bearing liabilities:
Demand deposits and escrow accounts	53,184			52,297
Other liabilities	5,677			4,717
Total liabilities	618,092			578,055
Stockholders’ equity	113,816			116,939
Total liabilities and stockholders’ equity	$731,908			$694,994

Net interest income		$9,017			$7,057

Interest rate spread			4.94%			4.02%
Net interest margin (5)			5.16%			4.28%

(1)   Interest income and yield are stated on a fully tax-equivalent basis using a 34% tax rate.

(2)   Includes loans held for sale.

(3)   Nonaccrual loans are included in the computation of average, but unpaid interest has not been included for purposes of determining interest income.

(4)   Short term investments include FHLB overnight deposits and other interest-bearing deposits.

(5)   Net interest margin is calculated as net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY

CONSOLIDATED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(Unaudited)

(Dollars in thousands)

	Six Months Ended December 31,
	2013			2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets:
Interest-earning assets:
Investment securities (1)	$118,093	$544	0.91%	$133,730	$695	1.03%
Loans (2) (3)	477,026	18,739	7.79%	376,130	15,608	8.23%
Regulatory stock	5,721	52	1.80%	5,473	38	1.38%
Short-term investments (4)	78,228	95	0.24%	129,997	160	0.24%
Total interest-earning assets	679,068	19,430	5.68%	645,330	16,501	5.07%
Cash and due from banks	3,045			3,049
Other non-interest earning assets	35,117			37,973
Total assets	$717,230			$686,352

Liabilities & Stockholders’ Equity:
Interest-bearing liabilities:
NOW accounts	$59,055	$80	0.27%	$55,664	$79	0.28%
Money market accounts	85,967	226	0.52%	49,954	119	0.47%
Savings accounts	33,733	24	0.14%	31,223	22	0.14%
Time deposits	297,090	1,696	1.13%	276,308	1,786	1.28%
Total interest-bearing deposits	475,845	2,026	0.84%	413,149	2,006	0.96%
Short-term borrowings	2,337	11	0.93%	1,157	11	1.89%
Borrowed funds	59,964	886	2.93%	89,484	945	2.09%
Junior subordinated debentures	8,309	385	9.19%	8,144	384	9.35%
Total interest-bearing liabilities	546,455	3,308	1.20%	511,934	3,346	1.30%

Non-interest bearing liabilities:
Demand deposits and escrow accounts	51,788			51,056
Other liabilities	5,619			5,471
Total liabilities	603,862			568,461
Stockholders’ equity	113,368			117,891
Total liabilities and stockholders’ equity	$717,230			$686,352

Net interest income		$16,122			$13,155

Interest rate spread			4.48%			3.78%
Net interest margin (5)			4.71%			4.04%

(1)   Interest income and yield are stated on a fully tax-equivalent basis using a 34% tax rate.

(2)   Includes loans held for sale.

(3)   Nonaccrual loans are included in the computation of average, but unpaid interest has not been included for purposes of determining interest income.

(4)   Short term investments include FHLB overnight deposits and other interest-bearing deposits.

(5)   Net interest margin is calculated as net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY

SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS AND OTHER DATA

(Unaudited)

(Dollars in thousands, except share and per share data)

	Three Months Ended:
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Net interest income	$9,017	$7,107	$8,539	$8,253	$7,057
Provision for loan losses	151	77	301	346	247
Noninterest income	835	1,288	1,443	2,643	2,745
Noninterest expense	7,614	7,852	9,467	8,128	7,417
Net income from continuing operations	1,411	310	247	1,630	1,462
Net income	1,393	320	205	1,666	1,517

Weighted average common shares outstanding:
Basic	10,432,833	10,440,513	10,446,643	10,425,576	10,383,441
Diluted	10,432,833	10,440,513	10,446,643	10,425,576	10,383,441
Earnings per common share:
Basic	$0.13	$0.03	$0.02	$0.16	$0.12
Diluted	0.13	0.03	0.02	0.16	0.12
Dividends per common share	0.09	0.09	0.09	0.09	0.09

Return on average assets	0.76%	0.18%	0.12%	0.97%	0.87%
Return on average equity	4.86%	1.12%	0.71%	5.85%	5.15%
Net interest rate spread (1)	4.94%	3.99%	5.07%	4.82%	4.02%
Net interest margin (2)	5.16%	4.24%	5.32%	5.07%	4.28%
Efficiency ratio (3)	77.28%	93.53%	94.84%	74.60%	75.67%
Noninterest expense to average total assets	4.13%	4.43%	5.56%	4.71%	4.23%
Average interest-earning assets to average interest-bearing liabilities	123.85%	124.70%	125.27%	124.53%	125.48%

	As of:
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Nonperforming loans:
Originated portfolio:
Residential real estate	$1,895	$1,945	$2,346	$2,296	$3,512
Commercial real estate	487	471	473	631	624
Home equity	204	229	334	405	620
Commercial business	61	62	110	103	123
Consumer	259	259	136	258	166
Total originated portfolio	2,906	2,966	3,399	3,693	5,045
Total purchased portfolio	3,245	2,553	1,457	1,700	2,144
Total nonperforming loans	6,151	5,519	4,856	5,393	7,189
Real estate owned and other possessed collateral, net	3,211	3,413	2,134	2,038	2,633
Total nonperforming assets	$9,362	$8,932	$6,990	$7,431	$9,822

Past due loans to total loans	1.57%	1.38%	1.68%	2.00%	2.52%
Nonperforming loans to total loans	1.23%	1.14%	1.12%	1.42%	1.83%
Nonperforming assets to total assets	1.28%	1.23%	1.04%	1.06%	1.39%
Allowance for loan losses to total loans	0.27%	0.25%	0.26%	0.27%	0.22%
Allowance for loan losses to nonperforming loans	21.95%	22.18%	23.54%	19.15%	12.17%

Commercial real estate loans to risk-based capital (4)	170.69%	171.30%	159.07%	184.40%	193.74%
Net loans to core deposits (5)	95.10%	93.04%	92.94%	77.72%	81.01%
Purchased loans to total loans, including held for sale	34.89%	36.29%	37.57%	33.63%	33.36%
Equity to total assets	15.61%	15.70%	16.97%	16.54%	16.31%
Tier 1 leverage capital ratio	16.66%	17.23%	17.78%	17.41%	17.44%
Total risk-based capital ratio	24.61%	25.63%	27.54%	30.71%	29.35%

Total stockholders’ equity	$114,383	$113,846	$113,802	$115,737	$114,931
Less: Preferred stock	—	—	—	—	—
Common stockholders’ equity	114,383	113,846	113,802	115,737	114,931
Less: Intangible assets	(3,124)	(3,334)	(3,544)	(3,751)	(3,957)
Tangible common stockholders’ equity (non-GAAP)	$111,259	$110,512	$110,258	$111,986	$110,974

Common shares outstanding	10,432,494	10,433,550	10,446,643	10,446,643	10,383,441
Book value per common share	$10.96	$10.91	$10.89	$11.08	$11.07
Tangible book value per share (non-GAAP) (6)	10.66	10.59	10.55	10.72	10.69

	Reconciliation of Net Income Available to Common Shareholders (GAAP) to Net Operating Earnings (non-GAAP) (7)
	Three Months Ended:
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Net income available to common shareholders (GAAP)	$1,393	$320	$205	$1,666	$1,259
Items excluded from operating earnings, net of tax:
Discontinued operations	18	(10)	42	(36)	(55)
Income from life insurance death benefits	—	—	—	—	(235)
Severance expense	—	366	203	—	—
Legal settlement expense and related professional fees	—	(165)	671	—	—
Total after-tax items	18	191	916	(36)	(320)
Net operating earnings (non-GAAP)	$1,411	$511	$1,121	$1,630	$969
Net operating earnings per share - basic (non-GAAP)	$0.14	$0.05	$0.11	$0.16	$0.09

(1) The net interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-average cost of interest-bearing liabilities for the period.

(2) The net interest margin represents net interest income as a percent of average interest-earning assets for the period.

(3) The efficiency ratio represents non-interest expense divided by the sum of net interest income (before the loan loss provision) plus non-interest income.

(4) For purposes of calculating this ratio, commercial real estate includes all those loans defined as such by regulatory guidance, including all land development and construction loans.

(5) Core deposits include all non-maturity deposits and maturity deposits less than $250 thousand. Loans include loans held-for-sale.

(6) Tangible book value per share represents total stockholders’ equity less the sum of preferred stock and intangible assets divided by common shares outstanding.

(7) Management believes operating earnings, which exclude non-core items, provide a more meaningful representation of the Company’s performance.